Exhibit 10.7

OPTIONAL AMENDMENT TO CHANGE PRIOR ELECTIONS MADE IN THE
REIMBURSEMENT CONTRACT OR THE ADDENDA TO
THE REIMBURSEMENT CONTRACT

Effective: June 1, 2015
(Contract)

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
(Company)

NAIC # 10969

and

THE STATE BOARD OF ADMINISTRATION OF THE STATE OF FLORIDA (SBA)
WHICH ADMINISTERS THE FLORIDA HURRICANE CATASTROPHE FUND (FHCF)

WHEREAS, pursuant to Section 215.555, F.S., the FHCF Reimbursement Contract, including any Addenda, was required to be executed by March 1, 2015, and,

WHEREAS, in the FHCF Reimbursement Contract, including Addenda, certain options were required to be made by the Company, and,

WHEREAS, there is some benefit to the Company to have the option to change some or all of the Contract elections made in the FHCF 2015/2016 Reimbursement Contract, including any Addenda, if such changes are made prior to the commencement of hurricane season on June 1,2015, and,

WHEREAS, the Board, finds that the operation and administration of the FHCF will not be harmed by allowing changes to these options prior to June 1, 2015, and,

NOW THEREFORE, in consideration of mutual promises hereinafter set forth, the parties agree as follows:

1. This Optional Amendment to Change Prior Elections Made In the Reimbursement Contract Or The Addenda To The Reimbursement Contract ("Optional Amendment") shall not take effect if the Company fails to complete all of the elections herein. If the Company makes a change any option elected in the 2015/2016 Reimbursement Contract or Addenda thereto, then all the options in the Contract and all Addenda must be reselected in this Optional Amendment. The Company is not required to make changes to the options originally selected, but if the Company chooses to enter into this Optional Amendment to change any option, all options must be redesignated. Failure to select any option in this Optional Amendment shall result in the Company being deemed to haver chosen the same selections in the Reimbursement Contract or, if the Company failed to make an option selection in the Reimbursement Contract, the option which the Company was deemed to have selected in the Reimbursement Contract.
2. This Optional Amendment shall not take effect if the Company fails to fully execute this Optional Amendment or fails to ensure receipt of this Optional Amendment by the FHCF Administrator, Paragon Strategic Solutions, Inc. 8200 Tower, 5600 West 83rd Street, Suite 1100, Minneapolis, Minnesota, 55437, on or before June 1, 2015.

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3. If the requirements of paragraphs 1 and 2 above are met, this Optional Amendment shall take effect at 12:00:01 a.m., Eastern Time, June 1, 2015 and terminate on 12:00 midnight Eastern Time, May 31, 2016.
4. Option Selection: All of the options below must be addressed:
(A) Reimbursement Percentage
For purposes of determining reimbursement (if any) due the Company under this Contract and in accordance with the Statute, the Company has the option to elect a 45% or 75% or 90% reimbursement percentage under this Contract. If the Company is a member of an NAIC group, all members must elect the same reimbursement percentage, and the individual executing this Contract on behalf of the Company, by placing his or her initials in the box under (a) below, affirms that the Company has elected the same reimbursement percentage as all members of its NAIC group. If the Company is an entity created pursuant to Section 627.351, Florida Statutes, the Company must elect the 90% reimbursement percentage. The Company shall not be permitted to change its reimbursement percentage during the Contract Year. The Company shall be permitted to change its reimbursement percentage at the beginning of a new Contract Year, but may not reduce its reimbursement percentage if a Covered Event required the issuance of revenue bonds are no longer outstanding.

IMPORTANT NOTE: The State Board of Administration Finance Corporation (formerly known as the FHCF Finance Corporation) issued revenue bonds as a result of its liabilities for Covered Events under the Contract Year effective June 1, 2005. As those bonds are no longer outstanding, the Company may select a Reimbursement Percentage that is less than its selection under the prior Contract Year effective June 1, 2014.

The Reimbursement Percentage elected by the Company for the prior Contract Year effective June 1, 2014 was as follows: United Property and Casualty Insurance Company - 90%

(a)     NAIC Group Affirmation: Initial the following box if the Company is part of an NAIC Group:

BBM

(b)     Reimbursement Percentage Election: The Company hereby elects the following Reimbursement Percentage for the Contract Year from 12:00:01 a.m., Eastern Time, June 1, 2015, to 12:00 a.m., Eastern Time, May 31, 2016, (the individual executing this Contract on behalf of the Company shall place his or her initials in the box to the left of the percentage elected for the Company):

BBM
	45%	OR	75%	OR	90%

(B) Single Structures with a Mix of Commercial Habitational and Commercial Non-Habitational Exposure, Written on a Commercial Policy

If a single structure is used for both habitational and non-habitational purposes and the predominant use is non-dwelling or non-habitational occupancies, the habitational portion of that structure should be identified and reported to the FHCF under the Data Call. See Article XVIII(2) of the 2015/2016 Reimbursement Contract for information on the determination of predominant use.

However, in recognition of the unusual nature of commercial structures with incidental habitational exposure and the hardship some companies may face in having to carve out such incidental habitational exposure, as well as the losses to such structures, the FHCF will accommodate these companies by allowing them to exclude the entire exposure for the single structure from their Data Call submission, providing the following two conditions are met:

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(1)	The decision to not carve out and report the incidental habitational exposure shall apply to all such structures insured by the Company; and

(2)	If the incidental habitational exposure is not reported to the FHCF, the Company agrees it shall not report losses to the structure and the FHCF shall not reimburse any losses to the structure.

Initial the CARVING box below if the Company is able to carve out and report its incidental habitational exposure, OR, if this requirement presents a hardship, the Company must communicate its decision to not carve out and to not report the incidental exposure by having the individual executing this Contract on behalf of the Company placing his or her initials in the NOT CARVING box below. If the Company does not currently write such policies, but has the authority to write such policies after the start date of this Contract, the decision to carve or not carve out the incidental habitational exposure must be indicated below.

BBM
	OR		OR

CARVING		NOT CARVING		NOT APPLICABLE

By initialing the CARVING or NOT CARVING box above, the Company is making an irrevocable decision for the corresponding Contract Year Data Call submission and any subsequent resubmissions.

Important Note: Since this election will impact your Data Call submission, please share this decision with the individual(s) responsible for compiling your Data Call submission.

(B) Additional Living Expense (ALE) Written as Time Element Coverage
If your Company writes Covered Policies that provide ALE coverage on a time element basis (i.e., coverage is based on a specific period of time as opposed to a stated dollar limit), you must initial the 'Yes - Time Element ALE' box below. If your Company does not write time element ALE coverage, initial 'No - Time Element ALE' box below.

BBM
OR

Yes - Time		No - Time
Element ALE		Element ALE

This Optional Amendment to Change Prior Elections Made In The Reimbursement Contract Or The Addenda To The Reimbursement Contract ("Optional Amendment") shall not take effect if the Company fails to complete all of the elections herein.

Approved by:

Florida Hurricane Catastrophe Fund
By: State Board of Administration of the State of Florida

By: __________________________________________ ______________________________
Ashbel C. Williams                             Date
Executive Director & CIO

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Approved as to legality:

By: __________________________________________ _____________________________
                        Date

______________________________________________
United Property and Casualty Insurance Company

B. Bradford Martz, Chief Financial Officer
Typed/Printed Name and Title

By: /s/ B. Bradford Martz                        5/7/15
Signature                           Date

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